                        (R)
   The First Australia
   Prime Income
   Fund, Inc.
-------------------------------------------------------------------
   Semi-Annual Report
   April 30, 1999

Highlights

--New distribution policy: to maintain monthly distribution level for next twelve months.

--10.8% cash distribution rate.

--9.7% per annum NAV return since inception.

--Australian dollar and Asian bond markets rally.


ALL AMOUNTS ARE US DOLLARS UNLESS OTHERWISE STATED.

Managed by EquitiLink International Management Limited.

                             LETTER TO SHAREHOLDERS
                                                                   June 11, 1999
Dear Shareholder,
   We are pleased to present this Semi-Annual Report which covers the activities of The First Australia Prime Income Fund, Inc. (the 'Fund') for the six months ended April 30, 1999. Included in this report is a review of the Australian and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

Annual General Meeting - New distribution policy
   At the Fund's annual general meeting of shareholders, the Board announced that it intends to maintain its monthly distribution of 6 cents per share for at least the next twelve months. It also announced that the Board intends to review the level of monthly distribution on an annual basis, subject to market conditions, with the next review expected to take place in March 2000.

Investment Performance - 9.7% per annum return since inception
   The Fund's Net Asset Value (NAV) in U.S. dollar terms returned 6.4% over the three months and 0.9% over the six months to April 30, 1999. Performance was supported by the appreciation of the Australian dollar against the U.S. dollar and also by Asian bond investments, which have rallied over the six months. Since inception, the Fund's NAV has returned 9.7% per annum to April 30, 1999.

   The Fund's share price return was 17.1% over the three months and 26.0% over the six months to April 30, 1999. Since inception the share price return was 9.4% per annum. The NAV and share price returns both assume reinvestment of distributions.

Investment Markets - Australian dollar and Asian bond markets rally
Australia
   The improving expectations for global economic prospects over the next year has seen a significant correction to the U.S. and Australian bond markets in the past few months. Australian ten-year government bond yields have risen from 4.97% on October 31, 1998, to 5.67% on April 30, 1999. This correction largely reflects an unwinding of perceptions that the global economy was on the verge of deflation.

   The Australian dollar strengthened against the U.S. dollar during the reporting period. Expectations of stronger global industrial production and firmer commodity prices have induced positive sentiment towards the currency, which closed the quarter at 66.12 cents. This represented a gain of 5.8% against the U.S. dollar over the six months.

   The Fund reduced its exposure to the Australian bond market over the six months, from 96.7% of the portfolio on October 31, 1998, to 77.5% on April 30, 1999.

Asia
   Large balance of payments surpluses, a strong build up in foreign exchange reserves, declining inflation, stabilizing currencies and falling interest rates all point to the Asian economy, as a whole, as having passed the worst point of the 1997-1998 crisis. Easier monetary and fiscal policy settings along with more competitive exchange rates are aiding the reliquification of the region following the credit crunch of a year ago.

   These conditions have generally seen Asian domestic bond markets rally, but the improvement in Asian currencies has been limited by weakness in the Japanese yen.

   The U.S. dollar denominated (Yankee) bond market is driven primarily by credit considerations. Economic growth in the Asian region has improved credit conditions, leading Yankee bonds to rally.

   As of April 30, 1999, the Fund had invested 19.6% of the portfolio in Asian bonds, a significant increase from 2.7% on October 31, 1998. 13.7% of the portfolio was held in Asian Yankee bonds at the end of the period. Distributions - 10.8% cash distribution rate

   Distributions for the year totalled 72 cents per share. Based upon the share price of $6.69 as of April 30, 1999, the cash distribution rate for the year was 10.8%. Since all distributions are paid after deducting Australian and New Zealand withholding taxes, the effective yield is higher for those U.S. investors who are able to claim a tax credit. At its meeting held on March 26, 1999 the Board of Directors resolved to continue paying a monthly distribution of 6 cents per share through to March 2000 when the Board will review the position.

Dividend Reinvestment and Cash Purchase Plan
   We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ('the Plan') which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

   As a Participant in the Plan, you will have the convenience of:

   Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

   Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates;

   Convenience -- the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

   To request a brochure containing information of the Plan, together with an authorisation form, please telephone the Plan Agent, State Street Bank & Trust Company, toll-free on 1-800-451-6788.

   For information on the Fund, please telephone Investor Relations at Dewe Rogerson, toll-free on 1-800-323-9995.

Sincerely,
Laurence S. Freedman                          Brian M. Sherman
Chairman                                      President

                        REPORT OF THE INVESTMENT MANAGER
Distributions
   During the 12 months to April 30, 1999, the Fund paid a total of 72 cents per share in distributions, consisting of twelve monthly payments of 6 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income supplemented by realized capital gains if required.

   To confirm this policy, on March 26, The Board announced that it intends to maintain the Fund's current monthly distribution rate of 6 cents per share for at least the next twelve months. The next review of this level will take place at the meeting of the Board of Directors to be held in March 2000 with following reviews to take place on an annual basis, subject to market conditions.

   Based upon the April 30, 1999 share price of $6.69 and total distributions paid over the past 12 months, the shares provided a cash distribution rate of 10.8%. All distributions are paid after deducting Australian and New Zealand withholding taxes.

Net Asset Value Performance
   The NAV per share of the Fund as of April 30, 1999 was $6.98. The Fund's NAV return in U.S. dollar terms, assuming reinvestment of distributions was 6.4% for the three months and 0.9% for the six months to April 30, 1999. Performance was supported by the appreciation of the Australian dollar against the U.S. dollar and also by Asian bond investments, which have rallied over the six months. Since inception, the Fund's NAV has returned 9.7% per annum to April 30, 1999. As of the date of this report, the NAV per share was $6.70.

Share Price
   The Fund's total investment return, based on share price and assuming reinvestment of distributions, was 17.1% for the three months and 26.0% for the six months to April 30, 1999. Since inception the share price return was 9.4% per annum. On April 30, 1999, the share price was $6.69, representing a discount of 4.2% to the NAV. As of the date of this report, the share price was $6.56, representing a 2.0% discount to NAV.

Auction Market Preferred Stock (AMPS)
   The Fund's AMPS continued to be well bid with a 4.80% average dividend rate over the quarter compared to an average rate of 4.82% for 30 day U.S. Commercial Paper over the same period.

Quality of Investments
The Fund has maintained a high credit quality. As of April 30, 1999, 80.8% of the Fund's investments were in securities where either the issue or the issuer was rated A or better by Standard & Poor's, and Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of April 30, 1999.

                      AAA/Aaa       AA/Aa        A        BBB/Baa       BB/Ba        B
                         %            %          %           %            %          %
---------------------------------------------------------------------------------------
Total Portfolio         59.2        19.5        2.1         12.6         5.6        1.0
---------------------------------------------------------------------------------------

                                       3

Interest Rate Exposure
   The table below shows the country composition of the Fund's total investments according to interest rate risk, as of April 30, 1999:

                                              Asia
                       Australia         (including NZ)         United States
     Date                  %                   %                      %
-----------------------------------------------------------------------------
April 30, 1999            77.5                 5.9                   16.6
-----------------------------------------------------------------------------

Geographic Composition / Credit Exposures
   The table below shows the geographical composition (i.e. currency composition with U.S. Yankees reallocated into country of issuance) of the Fund's total investments as of April 30, 1999, compared to the six months and one year ago:

                                                Asia
                         Australia         (including NZ)         United States
      Date                   %                   %                      %
-------------------------------------------------------------------------------
April 30, 1999              77.5                19.6                   2.9
October 31, 1998            96.7                 2.7                   0.6
April 30, 1998              96.0                 3.0                   1.0
-------------------------------------------------------------------------------

Currency Composition
   The table below shows the currency composition of the Fund's total investments as of April 30, 1999, compared to the six months and one year ago:

                         Australian         Asian currencies         United States
                           Dollar            (including NZ)             Dollar
      Date                   %                     %                       %
----------------------------------------------------------------------------------
April 30, 1999              77.5                   6.1                    16.4*
October 31, 1998            96.7                   0.3                     3.0
April 30, 1998              96.0                   3.0                     1.0
----------------------------------------------------------------------------------
* Includes 13.7% Asian Yankee Bonds

Maturity Composition
   On April 30, 1999 the modified duration of the portfolio was 4.1 years and the average maturity was 6.4 years. The average maturity has been lengthened slightly from 4.8 years on October 31, 1998. The following table shows the maturity composition of the Fund's investments as of April 30, 1999:

                        Under           3 to 5          5 to 10         10 Years
                       3 Years          Years            Years          and Over
     Date                 %               %                %                %
---------------------------------------------------------------------------------
April 30, 1999           36.2            25.6             36.4             1.8
---------------------------------------------------------------------------------

Sectoral Composition
   The following shows the sectoral composition of the portfolio at April 30, 1999:

                                                 Ex-Australia
                              Australia       (i.e. NZ and Asia)       United States
                                  %                   %                      %
------------------------------------------------------------------------------------
Government*                      19.9                 8.1                   0.0
Semi Government**                34.3                 0.2                   0.0
Government Bank                   4.9                 1.6                   0.0
Government Corporation            2.0                 4.1                   0.0
Utility                           0.0                 0.8                   0.0
Supernational                     4.3                 0.2                   0.0
Bank/Finance Company***           7.6                 0.9                   2.9
Corporate                         4.5                 3.7                   0.0
------------------------------------------------------------------------------------
 * Includes government guaranteed debt.
 ** Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

--------------------------------------------------------------------------------
                           MARKET REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
AUSTRALIA
Economy
   The growth performance of the Australian economy exceeded most expectations in 1998. This appears to have continued through early 1999 to date, with surprisingly strong data continuing to build a positive picture. Domestic demand has been the key driver of the economy, more than offsetting the Asian-induced drag from net exports. This has been buoyed by high consumer confidence, falling interest rates and rising household wealth.

   As with the U.S., inflation has remained lower than generally expected, well below 2% over the last year, despite strong growth. A further moderation in wages growth recently, suggests that the positive inflation outlook is unlikely to be disrupted soon.

Fixed Income
   The improving expectations for global economic prospects over the next year has resulted in a significant correction in the U.S. and Australian bond markets over the past few months. Australian ten-year government bond yields have risen from 4.97% on October 31, 1998, to 5.67% on April 30, 1999. This correction largely reflects an unwinding of perceptions that the global economy was on the verge of deflation.

   Given the backdrop of improving global prospects and strong domestic growth but low inflation, Australia's central bank has indicated that monetary policy could well be on hold for the foreseeable future.

Currency
   The Australian dollar strengthened against the U.S. dollar during the reporting period. Expectations of stronger global industrial production and firmer commodity prices have induced positive sentiment towards the currency, which closed the quarter at 66.10 cents. This represented a gain of 5.8% against the U.S. dollar over the six months.

   The resilience of Australian economic growth is a key positive for the currency in the near-term. Looking further out, improving global growth should lead commodity prices higher, supporting the Australian dollar.

ASIA
Economies
   Large balance of payments surpluses, a strong build up in foreign exchange reserves, declining inflation, stabilizing currencies and falling interest rates all point to the Asian economy as a whole as having passed the worst point of the 1997-1998 crisis. Easier monetary and fiscal policy settings along with more competitive exchange rates are aiding the reliquification of the region following the credit crunch of a year ago.

   South Korea's prospects for economic growth have improved markedly over recent months. Industrial production has continued a strong rebound into 1999 reflecting the benefits of a weaker Korean Won. This has largely been driven by export growth to date but there are early signs now of a recovery in consumer demand off an extremely weak base.

   Thailand and the Philippines also appear to be entering a recovery phase that extends to their domestic economies.

   Malaysia appears to have stabilized in early 1999 benefiting from easier monetary settings and a more competitive currency following the recovery in other Asian currencies since mid 1998. The prospect appears for some positive growth in 1999, although the upside is likely to be limited by restructuring in the financial sector and relatively cautious foreign capital inflows.

   Hong Kong's fortunes are closely linked to the Chinese economy, however the rebound in intra-regional trade expected in 1999 along with the reflux of capital back into the region, much of which will be channelled through Hong Kong, suggests the Hong Kong economy should stabilize.
Domestic Bond and Currency Markets

   The Manager's preferred bond markets of South Korea, Thailand, Philippines, Hong Kong and Malaysia rallied over the six months to April 30, 1999. All of these markets benefited from monetary policy easings recently.

   Asian currencies have been stalled by weakness of the Japanese yen. The Korean won and the Philippines peso performed strongly over the six months however, returning 12.3% and 6.1% respectively against the U.S. dollar.

US$ Yankee Bond Market
   The U.S. dollar denominated (Yankee) bond market is driven primarily by credit considerations. Economic growth in the Asian region has improved credit conditions, leading Yankee bonds to rally. Additional support was provided by the major credit rating agencies upgrading of South Korean long-term foreign debt to investment grade and also the raising of Malaysia's credit outlook.

--------------------------------------------------------------------------------
                              SUMMARY OF KEY RATES
--------------------------------------------------------------------------------
   The following table summarizes the movements of key interest rates and currencies over the last six and twelve month periods.

---------------------------------------------------------------------------------
                       April 30, 1999       October 31, 1998      April 30, 1998
---------------------------------------------------------------------------------
Australia:
  90 day bank
     bills                    4.81%                 4.82%                4.97%
  10 year Bonds               5.67%                 4.97%                5.77%
  Australian
     Dollar                US$0.66              US$ 0.62              US$0.65
New Zealand:
  90 day Bank
     Bills                    4.64%                 4.62%                8.93%
  10 year bonds               5.77%                 5.38%                6.76%
  NZ Dollar                US$0.56              US$ 0.53              US$0.55
South Korea
  90 day bank
     bills                    6.02%                 8.00%               18.20%
  5 year bond                 7.12%                 8.50%                 N/A
  South Korean
     Won*                    W1175                 W1319                W1335
Thailand
  90 day bank
     bills                    3.63%                 6.50%               15.75%
  10 year bond                7.55%                  N/A                  N/A
  Thai Baht*                   B37                   B37                  B39
Philippines
  90 day bank
     bills                   10.88%                15.31%               17.69%
  10 year bond               14.94%                18.46%               19.83%
  Philippines
     Peso*                     P38                   P40                  P39
Hong Kong
  90 day bank
     bills                    4.94%                 7.25%                6.63%
  5 year bond                 6.52%                 7.37%                8.26%
  Hong Kong
     dollar*               HK$7.80              HK$ 7.70              HK$7.70
US$ Yankee Bonds**
  South Korea                 7.43%                10.22%                9.13%
  Thailand                    7.21%                 9.90%                8.45%
  Philippines                 8.57%                10.54%                9.01%
---------------------------------------------------------------------------------
 * These currencies are quoted Asian currency per US dollar. The Australian and
   New Zealand dollars are quoted US dollars per currency.
** Ten-year sovereign issues.

                                     EquitiLink International Management Limited

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Portfolio of Investments
April 30, 1999
(Unaudited)

---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                LONG-TERM INVESTMENTS--116.4%
                AUSTRALIA--91.4%
                Government and Semi-Government--54.9%
                Commonwealth of Australia--29.8%
                Australia Post,
A$     17,000   6.00%, 3/25/09...........  $   11,272,778
                Australian Capital
                  Territory,
       10,000   12.00%, 11/15/01.........       7,673,959
                Commonwealth Bank of Australia,
       10,000   5.50%, 3/1/02............       6,659,797
        5,000   6.00%, 8/1/03............       3,379,790
       12,000   5.25%, 12/1/04...........       7,832,970
        8,000   6.00%, 9/1/05............       5,407,152
        4,000   6.25%, 2/10/09...........       2,665,558
                Commonwealth of
                  Australia,
       54,900   13.00%, 7/15/00..........      39,741,135
        5,000   13.00%, 12/15/00.........       3,717,202
       50,000   8.75%, 1/15/01...........      35,098,752
       48,000   12.00%, 11/15/01.........      36,943,186
       10,000   9.75%, 3/15/02...........       7,434,596
       55,000D  9.50%, 8/15/03...........      42,363,269
       30,000   9.00%, 9/15/04...........      23,285,298
       20,000   7.50%, 7/15/05...........      14,719,024
       20,000   10.00%, 2/15/06..........      16,657,986
       10,000   6.75%, 11/15/06..........       7,154,749
       76,000D  10.00%, 10/15/07.........      65,542,964
       72,000   8.75%, 8/15/08...........      58,763,812
      107,000   7.50%, 9/15/09...........      81,686,675
       70,000   5.75%, 6/15/11...........      46,951,236
                Northern Territory
                  Authority,
       40,000   12.50%, 7/15/01..........      30,446,789
                                           --------------
                                              555,398,677
                                           --------------
                New South Wales--4.3%
                New South Wales Treasury
                  Corporation,
       57,000   12.00%, 12/1/01..........      43,838,010
       25,000   7.00%, 4/1/04............      17,616,710
       20,000   12.60%, 5/1/06...........      18,482,988
                                           --------------
                                               79,937,708
                                           --------------
---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                Queensland--3.4%
                Queensland Treasury Corporation,
A$     20,000   8.00%, 5/14/03...........  $   14,506,396
       20,000   6.50%, 6/14/05...........      13,886,861
       15,200   6.00%, 7/14/09...........      10,210,195
       10,000   6.00%, 10/14/15..........       6,755,979
       27,000   6.00%, 6/14/21...........      18,310,205
                                           --------------
                                               63,669,636
                                           --------------
                South Australia--5.1%
                Electricity Trust of South Australia,
        5,000   13.00%, 10/1/05..........       4,568,122
                South Australian
                  Financing
                  Authority,
       30,000   12.50%, 10/15/00.........      21,900,971
       50,000   10.00%, 1/15/03..........      38,167,378
       40,000   7.50%, 10/15/07..........      29,415,971
                                           --------------
                                               94,052,442
                                           --------------
                Tasmania--4.2%
                Tasmanian Public Finance
                  Corporation,
       28,000   12.50%, 1/15/01..........      20,737,012
       75,000   9.00%, 11/15/04..........      57,543,537
                                           --------------
                                               78,280,549
                                           --------------
                Victoria--5.3%
                Treasury Corporation of
                  Victoria,
       36,000   12.50%, 10/15/03.........      30,452,645
       50,500   10.25%, 11/15/06.........      42,699,936
       25,000   7.50%, 8/15/08...........      18,587,068
       10,000   5.50%, 9/15/10...........       6,432,728
                                           --------------
                                               98,172,377
                                           --------------
                Western Australia--2.8%
                Western Australia
                  Treasury
                  Corporation,
       40,000   10.00%, 7/15/05..........      32,541,075
       26,000   8.00%, 10/15/07..........      19,750,802
                                           --------------
                                               52,291,877
                                           --------------
                Total long-term
                  Australian
                  government and
                  semi-government
                (cost
                  US$1,043,166,609)......   1,021,803,266
                                           --------------

                                          See Notes to Financial Statements.

---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                Eurobonds--31.8%
                Banking and Finance--11.4%
                Australia Industrial
                  Development
                  Corporation,
A$      5,000   8.75%, 7/20/04...........  $    3,765,349
                Bank Austria AG,
       21,278   10.875%, 11/17/04........      17,421,103
                Banque National de Paris,
       14,000   9.00%, 8/13/02...........      10,137,831
                CitiGroup,
        5,000   14.00%, 1/15/01..........       3,769,133
                Commonwealth Bank of Australia,
       10,000   9.00%, 8/15/05...........       7,715,863
                Credit Locale de France,
        5,000   10.25%, 4/12/05..........       4,033,738
                Federal National Mortgage
                  Association Global,
       60,000   5.75%, 9/5/00............      40,034,488
       25,000   6.50%, 7/10/02...........      17,078,268
       52,065   6.375%, 8/15/07..........      35,743,082
                GMAC Australia Finance
                  Limited,
        6,500   9.00%, 5/22/01...........       4,577,325
                Northern Territory
                  Authority,
        5,000   10.03%, 8/01/05..........       4,058,097
                Jem Bonds Limited,
       10,000   9.00%, 7/15/06...........       7,803,968
                Priority Trust,
        2,000   6.00%, 10/15/30..........       1,323,446
                State Bank of New South
                  Wales,
        5,000   12.25%, 2/26/01..........       3,690,344
       20,000   11.75%, 8/16/01..........      14,956,040
       28,000   10.75%, 3/12/02..........      21,014,352
       10,000   9.25%, 2/18/03...........       7,388,514
                State Bank of South
                  Australia,
       10,000   11.00%, 4/10/02..........       7,557,784
                                           --------------
                                              212,068,725
                                           --------------
                Diversified Industrials--0.4%
                Federal Airports
                  Corporation,
       10,000   7.00%, 2/16/04...........       6,972,023
                                           --------------
                Semi-Government and Local
                  Government--13.1%
                New South Wales Treasury
                  Corporation,
       25,000   8.00%, 12/1/01...........      17,658,268
       50,000   12.00%, 12/1/01..........      38,309,746
       10,000   7.00%, 4/1/04............       7,036,307
        7,000   10.50%, 12/7/04..........       5,657,221
---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
A$     10,000   10.00%, 6/6/05...........  $    8,033,026
       50,000   6.50%, 5/1/06............      33,613,102
       34,000   12.60%, 5/1/06...........      31,354,921
        7,000   9.25%, 6/20/05...........       5,450,632
       55,000   8.00%, 3/1/08............      41,939,584
                Queensland Treasury
                  Corporation,
       25,000   8.00%, 5/14/03...........      18,133,028
       20,000   12.00%, 6/15/05..........      17,659,391
       20,000   8.00%, 9/14/07...........      15,262,258
                South Australia Financing Authority,
        5,000   11.25%, 10/23/01.........       3,732,500
                                           --------------
                                              243,839,984
                                           --------------
                Supranational Global--6.9%
                Asian Development Bank,
       10,000   5.25%, 9/15/04...........       6,510,951
                Eksport Finans,
       19,000   11.00%, 12/29/04.........      15,730,274
                Eurofima,
       58,170   9.875%, 1/17/07..........      47,974,735
                European Bank of
                  Reconstruction &
                  Development,
       69,000   9.00%, 10/15/02..........      50,743,919
                European Investment Bank,
        3,000   10.25%, 10/1/01..........       2,199,853
                Kingdom of Sweden,
        8,287   7.875%, 4/23/07..........       6,150,445
                                           --------------
                                              129,310,177
                                           --------------
                Total long-term
                  Australian eurobonds
                (cost US$601,566,866)....     592,190,909
                                           --------------
                Corporate Bonds--4.7%
                Asset Backed--0.1%
                FANMAC 22,
        1,515   11.40%, 12/15/01.........       1,115,862
                FANMAC 25,
          366   10.33%, 6/15/02..........         268,208
                                           --------------
                                                1,384,070
                                           --------------
                Floating Rate Notes*--0.2%
                Crusade Trust,
        2,870   5.0183%, 7/10/29.........       1,890,666
                Initial Corporate
                  Obligation,
        3,000   5.0483%, 9/19/03.........       2,066,784
                                           --------------
                                                3,957,450
                                           --------------

                                          See Notes to Financial Statements.

---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                Services--4.4%
                ANZ Banking Group,
A$      5,000   5.50%, 9/15/03...........  $    3,286,210
                Macquarie Bank Limited,
        1,000   9.75%, 8/1/00............         695,485
                Merrill Lynch & Co.
                  Australia,
       10,000   7.625%, 3/15/02..........       6,954,627
                Telstra Corporation,
       30,000   12.50%, 11/15/00.........      21,983,696
       18,000   11.50%, 10/15/02.........      14,146,244
        2,000   7.80%, 7/17/03...........       1,441,122
        7,000   8.00%, 9/15/04...........       5,119,665
       31,000   12.00%, 5/15/06..........      27,618,135
        2,000   8.75%, 1/15/20...........       1,725,806
                                           --------------
                                               82,970,990
                                           --------------
                Total Australian
                  corporate bonds
                (cost US$87,981,939).....      88,312,510
                                           --------------
                Total Australian
                  long-term
                  investments
                (cost
                  US$1,732,715,414)......   1,702,306,685
                                           --------------
                JAPAN--0.9%
                Government Bonds--0.9%
                Inchon Metropolitan City,
JYP   500,000   3.70%, 4/26/06...........       4,107,352
                PTT Exploration &
                  Production,
    1,700,000   3.35%, 9/19/07...........      13,419,779
                                           --------------
                Total Japan long-term investments
                (cost US$19,183,475).....      17,527,131
                                           --------------
                KOREA--2.1%
                Government Bonds--2.1%
                Korea Credit Insurance
                  Fund Bond,
KRW20,000,000   8.72%, 3/12/04...........      17,582,970
    2,000,000   15.00%, 7/3/04...........       2,164,916
    5,000,000   15.00%, 1/3/05...........       6,098,696
                Korea Deposit Insurance
                  Fund Bond,
    5,000,000   9.99%, 10/23/03..........       4,592,545
                Korea Monetary
                  Stabilization Bond,
    5,000,000   6.70%, 4/19/01...........       4,222,179
                Korea Treasury Bond,
    5,000,000   7.10%, 12/9/01...........       4,246,454
                                           --------------
                Total Korea long-term investments
                (cost US$37,026,939).....      38,907,760
                                           --------------
---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                NEW ZEALAND--0.3%
                Eurobond--0.3%
                International Bank of
                  Reconstruction & Development,
NZD    10,000   7.00%, 9/18/00
                  (cost $5,397,004)......  $    5,738,347
                                           --------------
                PHILIPPINES--1.6%
                Government Bonds--1.6%
                Philippine Government
                  Bond,
PHP   436,000   14.00%, 1/14/01..........      11,792,134
      574,500   18.00%, 11/26/08.........      17,519,990
                                           --------------
                Total Philippines
                  long-term
                  investments
                (cost US$26,047,855).....      29,312,124
                                           --------------
                SINGAPORE--0.2%
                Government Bond--0.2%
                Singapore Government
                  Bond,
SGD     5,000   4.375%, 10/15/05
                  (cost $3,004,147)......       3,067,265
                                           --------------
                THAILAND--2.0%
                Government Bonds--2.0%
                Thailand Government Bond,
THB   808,100   8.50%, 10/14/05..........      23,762,335
      415,000   8.00%, 12/8/06...........      11,724,107
      100,000   8.50%, 12/8/08...........       2,899,979
                                           --------------
                Total Thailand long-term
                  investments
                (cost US$38,126,897).....      38,386,421
                                           --------------
                UNITED STATES--17.9%
                Yankee Bonds--17.9%
                Bangkok Bank Public
                  Company,
US$     7,000   8.75%, 3/15/07...........       6,180,072
        6,000   9.025%, 3/15/29..........       4,619,220
                Dao Heng Bank Limited,
       19,000   7.75%, 1/24/07...........      16,660,625

                                          See Notes to Financial Statements.

---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                UNITED STATES--(cont'd.)
                Export-Import Bank Korea,
US$    23,000   7.10%, 3/15/07...........  $   22,750,772
                Honam Oil Refinery
                  Company
                  Limited,
        6,000   7.125%, 10/15/05.........       5,527,800
                JG Summit Philippines,
        5,000   8.375%, 3/17/04..........       4,507,420
                Kingdom of Thailand,
        4,000   8.09%, 8/15/04...........       4,184,800
        5,000   7.75%, 4/15/07...........       5,115,450
                Korea Development Bank,
       15,000   7.125%, 4/22/04..........      14,962,500
                Korea Electric Power Corporation,
       21,000   10.00%, 4/1/01...........      21,902,464
        3,000   7.00%, 10/1/02...........       2,956,275
       16,000   6.375%, 12/1/03..........      14,980,000
        8,500   7.75%, 4/1/13............       8,130,505
                Korea Telecom,
        9,500   7.625%, 4/15/07..........       9,398,417
                LG Caltex Oil
                  Corporation,
        5,500   7.875%, 7/1/06...........       5,248,100
        3,500   7.50%, 7/15/07...........       3,247,650
                National Power
                  Corporation,
        8,000   8.40%, 12/15/16..........       6,940,000
        4,500   9.625%, 5/15/28..........       4,227,755
                People's Republic of
                  China,
       16,000   7.30%, 12/15/08..........      16,346,736
                Petroliam Nasional
                  Berhad,
        8,500   7.125%, 10/18/06.........       8,808,125
        7,000   7.75%, 8/15/15...........       6,394,500
                Philippines Republic,
       28,500   9.875%, 1/15/19..........      29,714,869
                Pohang Iron & Steel
                  Limited,
        4,000   7.125%, 7/15/04..........       3,897,360
        7,500   7.125%, 11/1/06..........       7,159,650
                PTT Exploration &
                  Production,
       24,500   7.625%, 10/1/06..........      22,620,870
                Ras Laffan Liquified
                  Natural Gas,
        7,000   8.294%, 3/15/14..........       6,926,500
                Reliance Industries
                  Limited,
       12,000   10.25%, 1/15/97..........       9,796,320
---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                Republic of Philippines,
US$    11,500   8.875%, 4/15/08..........  $   11,732,633
                Republic of South Korea,
        3,000   8.875%, 4/15/08..........       3,283,386
                Samsung Electronics
                  America
                  Incorporated,
        1,000   7.45%, 10/1/02...........         964,266
        3,000   9.75%, 5/1/03............       3,105,429
                Shinhan Bank,
        9,000   7.25%, 6/26/02...........       8,302,500
                Sterlite Industries
                  Limited,
        6,000   Zero Coupon, 6/5/07......       4,614,000
                Telekom Malaysia,
       13,000   7.875%, 8/1/25...........      12,023,700
                Tenaga Nasional Berhad,
        9,000   7.20%, 4/29/07...........       7,486,875
        7,000   7.50%, 1/15/96...........       5,463,500
                Windsor Petroleum
                  Transport
                  Corporation,
        4,000   7.84%, 1/15/21...........       3,466,640
                                           --------------
                Total United States
                  long-term
                  investments
                (cost US$316,851,055)....     333,647,684
                                           --------------
                Total long-term
                  investments
                (cost
                  US$2,178,352,786)......   2,168,893,417
                                           --------------
                SHORT-TERM INVESTMENTS--14.3%
                Australia--10.1%
                Corporate Bond--0.5%
                Services--0.5%
                Federal Airports
                  Corporation,
A$     15,000   10.50%, 7/15/99
                  (cost US$11,675,143)...      10,018,864
                                           --------------
                Demand Deposits--1.5%
                Banque National de Paris,
       40,872   4.35%, 12/31/99..........      27,014,066
                State Street Call
                  Account,
           27   4.05%, 12/31/99..........          17,887
                                           --------------
                Total Australian demand
                  deposit
                (cost US$26,564,197).....      27,031,953
                                           --------------
                Government and Semi-Government--5.2%
                Commonwealth of Australia--2.2%
                Commonwealth Bank of
                  Australia,
       45,000   12.00%, 7/15/99..........      30,151,529

                                          See Notes to Financial Statements.

---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                Commonwealth of Australia--(cont'd.)
                Commonwealth of
                  Australia,
A$     15,000   12.00%, 7/15/99..........  $   10,053,246
                                           --------------
                                               40,204,775
                                           --------------
                New South Wales--2.0%
                New South Wales Treasury
                  Corporation,
       50,000   11.50%, 7/1/99...........      33,391,949
        5,000   7.00%, 2/1/00............       3,352,486
                                           --------------
                                               36,744,435
                                           --------------
                Queensland--0.4%
                Queensland Treasury
                  Corporation,
       10,000   8.00%, 7/14/99...........       6,650,617
                                           --------------
                Tasmania--0.5%
                Tasmanian Public Finance
                  Corporation,
       15,000   8.25%, 11/15/99..........      10,090,643
                                           --------------
                Victoria--0.2%
                Treasury Corporation of
                  Victoria,
        5,000   10.25%, 9/15/99..........       3,369,030
                                           --------------
                Total short-term
                  Australian government
                  and semi-government
                  (cost
                  US$120,494,561)........      97,059,500
                                           --------------
                Eurobonds--2.9%
                Banking and Finance--0.8%
                Commerzbank Overseas Finance,
        5,000   10.50%, 1/19/00..........       3,424,190
       10,000   10.25%, 4/28/00..........       6,924,223
                Finnish Eksport Credit,
        2,925   9.25%, 12/30/99..........       1,982,591
                Rural & Industries Bank
                  of Western Australia,
        5,000   8.75%, 9/9/99............       3,344,049
                                           --------------
                                               15,675,053
                                           --------------
                Semi-Government and Local
                  Government--2.0%
                New South Wales Treasury
                  Corporation,
       44,000   11.50%, 7/1/99...........      29,375,318
                Province Aples Cotes
                  D'Azur,
       12,000   8.25%, 9/15/99...........       8,016,645
                                           --------------
                                               37,391,963
                                           --------------
---------------------------------------------------------
  Principal
   Amount
    Local
  Currency                                     Value
    (000)              Description             (US$)
---------------------------------------------------------
                Total short-term
                  Australian eurobonds
                (cost US$64,793,855).....  $   53,067,016
                                           --------------
                Total Australian
                  short-term
                  investments
                  (cost
                  US$223,527,756)........     187,177,333
                                           --------------
                Korea--0.1%
                Government Bond--0.1%
                Republic of South Korea,
 KRW  500,000   7.494%, 11/3/99
                  (cost US$413,601)......         422,381
                                           --------------
                Philippines--0.6%
                Government bonds--0.6%
                Philippine Treasury Bill,
PHP   409,228   Zero Coupon, 7/7/99
                  (cost $10,362,695).....      10,481,950
                                           --------------
                UNITED STATES--3.6%
US$    67,429   Repurchase Agreement,
                  State Street Bank &
                  Trust Company, 4.70%,
                  dated 4/30/99, due
                  5/04/99 in the amount
                  of $67,464,213 (cost
                  $67,429,000;
                  collateralized by
                  $50,760,000 United
                  States Treasury Bond,
                  due 8/15/17; value
                  including accrued
                  interest-US$68,779,800)...     67,429,000
                                           --------------
                Total short-term
                  investments
                (cost US$301,733,052)....     265,510,664
                                           --------------
                Total Investments--130.7%
                (cost US$2,480,085,838;
                  Note 3)................   2,434,404,081
                Other assets in excess of
                  liabilities--1.5%......      27,531,460
                Liquidation value of
                  preferred
                  stock--(32.2%).........    (600,000,000)
                                           --------------
                Net Assets Applicable to
                  Common Sharehold-
                  ers--100%..............  $1,861,935,541
                                           --------------
                                           --------------

---------------
* The interest rate reflected for floating rate notes is the rate in effect at April 30, 1999.
D Portion of securities on loan; see Note 3.

                                          See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Assets and Liabilities
April 30, 1999
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $2,480,085,838).....................   $2,434,404,081
Currency, at value (cost
  $5,020,588).........................        4,748,263
Cash..................................        1,329,120
Interest receivable...................       53,028,036
Receivable for investments sold.......        7,527,500
Unrealized appreciation on currency
  swaps...............................        4,403,360
Prepaid and other assets..............           51,150
Forward currency contracts - net
  amount receivable from
  counterparties......................           22,694
                                         --------------
    Total assets......................    2,505,514,204
                                         --------------
Liabilities
Payable for investments purchased.....       20,844,381
Dividends payable-common stock........       16,004,175
Withholding taxes payable.............        2,876,538
Accrued expenses and other
  liabilities.........................        1,259,014
Investment management fee payable.....        1,232,540
Dividends payable-preferred stock.....        1,101,920
Administration fee payable............          237,314
Due to broker-variation margin........           22,781
                                         --------------
    Total liabilities.................       43,578,663
                                         --------------
Total Net Assets......................   $2,461,935,541
                                         --------------
                                         --------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share,
      applicable to
      266,736,249 shares).............   $    2,667,362
    Paid-in capital in excess of
    par...............................    2,037,085,126
  Preferred stock ($.01 par value per
    share and
    $25,000 liquidation value per
    share
    applicable to 24,000 shares; Note
    4)................................      600,000,000
                                         --------------
                                          2,639,752,488
  Distributions in excess of net
    investment income.................      (16,154,069)
  Accumulated net realized gains on
    investments.......................       18,991,868
  Net unrealized appreciation on
  investments.........................       91,088,653
  Accumulated net realized and
    unrealized foreign exchange
    losses............................     (271,743,399)
                                         --------------
  Total net assets....................   $2,461,935,541
                                         --------------
                                         --------------
  Net assets applicable to common
    shareholders......................   $1,861,935,541
                                         --------------
                                         --------------
Net asset value per common share:
  ($1,861,935,541 / 266,736,249 shares
  of
  common stock issued and
  outstanding)........................            $6.98
                                         --------------
                                         --------------

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Operations
Year Ended April 30, 1999
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Interest (net of foreign withholding
    taxes of $4,947,964)...............   $ 100,959,555
  Income from securities loaned -
    net................................          15,131
                                          -------------
                                            100,974,686
                                          -------------
Expenses
  Investment management fee............       6,192,145
  Custodian's fees and expenses........       1,415,000
  Administration fee...................       1,318,487
  Auction agent's fees and broker
  commissions..........................         847,000
  Shareholder relations and
  communications.......................         460,000
  Transfer agent's fees and expenses...         325,000
  Directors' fees and expenses.........         302,500
  Independent accountant's fees and
  expenses.............................         115,000
  Legal fees and expenses..............         100,000
  Insurance expense....................          95,000
  Miscellaneous........................          37,610
                                          -------------
  Total operating expenses.............      11,207,742
                                          -------------
Net investment income..................      89,766,944
                                          -------------
Realized and Unrealized
Gains (Losses) on Investments
and Foreign Currencies
Net realized gains on investment
  transactions.........................      22,303,546
Net change in unrealized appreciation
  on:
  Investments..........................     (28,995,384)
  Currency swaps.......................       4,403,360
  Financial futures contracts..........         (22,781)
                                          -------------
                                            (24,614,805)
                                          -------------
Net loss on investments................      (2,311,259)
                                          -------------
Net increase in total net assets from
  operations before net foreign
  exchange gains.......................      87,455,685
Net realized and unrealized foreign
  exchange gains.......................      92,165,969
                                          -------------
Net Increase In Total Net Assets
Resulting From Operations..............   $ 179,621,654
                                          -------------
                                          -------------

                                          See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Cash Flows
Year Ended April 30, 1999
(Unaudited)
----------------------------------------------------------

Increase (Decrease) in Cash
(Including Foreign Currency)
Cash flows used for operating
activities
  Interest received (net of foreign
    withholding taxes)...............   $    92,462,607
  Expenses paid......................        (9,747,826)
  Purchases of short-term portfolio
    investments, net.................       (86,599,282)
  Purchases of long-term portfolio
  investments........................    (1,271,003,989)
  Proceeds from sales of long-term
    portfolio
    investments......................     1,011,277,330
  Other..............................            83,555
                                        ---------------
    Net cash provided from operating
    activities.......................      (263,527,605)
                                        ---------------
Cash flows provided from financing
activities
  Dividends and distributions paid to
    preferred shareholders...........       (15,444,234)
  Dividends and distributions paid to
    common
    shareholders.....................       (91,703,523)
    Net proceeds from rights
    offering.........................       365,420,287
                                        ---------------
    Net cash used for financing
    activities.......................       258,272,530
                                        ---------------
Effect of changes in exchange rate...        10,551,743
                                        ---------------
Net increase in cash.................         5,296,668
  Cash at beginning of period........           780,715
                                        ---------------
  Cash at end of period..............   $     6,077,383
                                        ---------------
                                        ---------------
Reconciliation of Net Decrease in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Provided
From Operating Activities
Net increase in total net assets
  resulting from
  operations.........................   $   179,621,654
                                        ---------------
  Increase in investments............      (355,532,666)
  Net realized gain on investment
  transactions.......................       (22,303,546)
  Net change in unrealized
    appreciation on
    investments......................        24,614,805
  Net realized and unrealized foreign
    exchange gains...................       (92,165,969)
  Increase in interest receivable....        (8,872,141)
  Increase in receivable for
  investments sold...................        (7,527,500)
  Net decrease in other assets.......            83,555
  Decrease in payable for investments
    purchased........................        16,734,225
  Increase in accrued expenses and
    other liabilities................         1,819,978
                                        ---------------
    Total adjustments................      (443,149,259)
                                        ---------------
Net cash provided from operating
activities...........................   $  (263,527,605)
                                        ---------------
                                        ---------------

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Changes
in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                               Ended          Year Ended
Increase (Decrease)          April 30,       October 31,
in Total Net Assets             1999             1998
                           --------------   --------------
Operations
  Net investment income... $   89,766,944   $  159,330,220
  Net realized gains on
    investment
    transactions..........     22,303,546       38,070,936
  Net change in unrealized
    appreciation
    (depreciation) on
    investments, currency
    swaps & financial
    futures contracts.....    (24,614,805)     (44,145,814)
                           --------------   --------------
  Net increase in total
    net assets resulting
    from operations before
    net foreign exchange
    gains/losses..........     87,455,685      153,255,342
  Net realized and
    unrealized foreign
    exchange
    gains/losses..........     92,165,969     (275,093,837)
                           --------------   --------------
Net increase/decrease in
  total net assets
  resulting from
  operations..............    179,621,654     (121,838,495)
                           --------------   --------------
Dividends to shareholders
  from net investment
  income
  Common shares...........    (78,937,020)     (99,121,808)
  Preferred shares........    (10,829,924)     (32,832,845)
                           --------------   --------------
                              (89,766,944)    (131,954,653)
                           --------------   --------------
Distributions to common
  shareholders in excess
  of net investment
  income..................    (17,086,017)        --
                           --------------   --------------
Distributions to
  shareholders from net
  realized capital gains
  Common shares...........             --      (41,090,710)
  Preferred shares........     (4,395,043)        --
                           --------------   --------------
                               (4,395,043)     (41,090,710)
                           --------------   --------------
Fund share transactions:
  Net proceeds from rights
    offering of Fund
    shares................    365,420,287         --
                           --------------   --------------
Total increase/decrease...    433,793,937     (294,883,858)
Total Net Assets
Beginning of period.......  2,028,141,604    2,323,025,462
                           --------------   --------------
End of period(a).......... $2,461,935,541   $2,028,141,604
                           --------------   --------------
                           --------------   --------------
(a) Including
    undistributed net
    investment income
    of.................... $  (16,154,069)  $    4,605,692
                           --------------   --------------

                                          See Notes to Financial Statements.
                                       14

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
   The First Australia Prime Income Fund, Inc. (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, nondiversified management investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks and federal and state governmental and corporate entities and companies, and in Australian dollar denominated global or Euro Bonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of Asian country issuers, including securities issued by Asian country governmental entities, as well as by banks, companies and other entities which are located in Asian countries, whether or not denominated in an Asian country currency. The Fund may also invest in debt securities of other issuers, denominated in, or linked to, the currency of an Asian country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate or substitute for, the currency of an Asian country; in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand; and in U.S. debt securities. It is the Fund's policy to limit its investments, as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgement, of equivalent quality. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian and New Zealand subcustodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
Policies                      significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.
Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or New Zealand brokers in the debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: Australian dollar ('A$'), New Zealand dollar ('NZ$') and Asian dollar amounts are translated into United States dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting periods;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at April 30, 1999. Similarly, the Fund isolates the effect of changes in foreign exchange rates
                                       15
from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

   Net realized and unrealized foreign exchange gains of $92,165,969 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 1999 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The exchange rate at April 30, 1999 was US$.6610 to A$1.00 for the Australian dollar.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

   The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Currency Swap: A currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Currency swaps involve the accrual and exchange of interest payments between the parties.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

   The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains and net realized short-term capital gains if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand or Asian country currencies are recognized for tax purposes.

   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes relating to the prior fiscal year. Australia and New Zealand impose a withholding tax of 10% on most interest and discount earned.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency and excludes deposits received in advance from the rights offering.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. To reflect reclassifications arising from permanent book/tax differences for the six months ended April 30, 1999, the Fund decreased undistributed net investment income by $3,673,743, decreased accumulated net realized gains on investments by $2,147,732, increased accumulated net realized foreign exchange gains by $5,821,475. Net realized gains and net assets were not affected by this change.


Note 2. Agreements            The Fund has agreements
                              with EquitiLink International Management Limited
(the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser') and Prudential Investments Fund Management, LLC. (the
'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

   The Investment Manager pays fees to the Investment Adviser for services rendered. The Investment Manager informed the Fund that it paid $2,703,093 to the Investment Adviser during the six months ended April 30, 1999.

   The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the six months ended April 30, 1999, the Administrator remitted $120,000 to Professional Consulting Services Limited for administrative services provided.


Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for
the six months ended April 30, 1999 aggregated $1,283,706,930 and $996,501,284, respectively.

   At April 30, 1999, the Fund had securities on loan with an aggregate market value of $102,268,547. As of this date, the collateral held for securities on loan was comprised of securities with an aggregate market value of $110,086,611.

   The Fund entered into two currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB549,515,918 and pays interest at a rate of 3.35% based on a notional amount of JPY1,700,000,000. Net receipts on payments of such amounts are exchanged semi-annually. At April 30, 1999 the unrealized appreciation on currency swaps was $4,403,360. The swaps are scheduled to terminate on April 26, 2006.

   At April 30, 1999 the Fund had an outstanding forward currency contract to sell foreign currency as follows:

                             Value at
   Foreign Currency         Settlement       Current
     Sale Contract         Date Payable       Value        Depreciation
-----------------------    ------------     ----------     ------------
Singapore Dollar
  expiring 5/18/99          $3,060,714      $3,033,270       $ 27,444

----------------------------------------------------------

   During the six months ended April 30, 1999, the Fund entered into financial futures contracts. Details of open contracts at April 30, 1999 are as follows:

                                                Value at       Value at        Unrealized
Number of                       Expiration       Trade        April 30,       Appreciation
Contracts          Type            Date           Date           1999        /(Depreciation)
---------     --------------    -----------    ----------     ----------     ---------------
  Short position:
    40        U.S. Treasury       10 year      $4,593,750     $4,587,500        $   6,250
    30        U.S. Treasury       10 year       3,434,062      3,440,625           (6,563)
    29        U.S. Treasury       10 year       3,299,656      3,325,938          (26,281)
     1        U.S. Treasury       10 year         113,813        114,688             (875)
    50        U.S. Treasury       10 year       5,750,000      5,734,375           15,625
    50        U.S. Treasury       10 year       5,746,875      5,734,375           12,500
    30        U.S. Treasury       10 year       3,417,188      3,440,625          (23,437)
                                                                                  -------
                                                                                $ (22,781)
                                                                                  -------
                                                                                  -------

   The United States federal income tax basis of the Fund's investments at April 30, 1999 was $2,355,873,220 and accordingly, net unrealized appreciation for United States federal income tax purposes was $78,530,861 (gross unrealized appreciation--$107,162,743; gross unrealized depreciation--$28,631,882).


Note 4. Capital               There are 400 million shares
                              of common stock authorized. Of the 266,736,249
common shares outstanding at April 30, 1999, the Investment Manager owned 83,556 shares.
   In connection with a rights offering, shareholders of record on September 25, 1998 were issued one-third of a nontransferable right for each full share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to a 5% discount from the lesser of net asset value on the expiration date (October 22, 1998) or the average market value on that date and the four business days preceding the expiration date. On November 2, 1998 the Fund issued 71,991,921 shares of common stock at $5.30 per share and estimated rights offering costs of $1,828,500 ($.01 per share) and brokerage and dealer-manager commissions of $14,308,394 ($.02 per share) were charged to paid-in capital of the common shareholders resulting in net proceeds to the Fund of $365,420,287. The net asset value per share of the Fund's common shareholders was reduced by approximately $.61 per share as a result of this share issuance. Prudential Securities Incorporated, an affiliate of the Administrator, earned approximately $4,100,000 of the aforementioned commissions with respect to its participation in the rights offering.

   During the six months ended April 30, 1999 and the fiscal year ended October 31, 1998 the Fund did not issue any shares in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.

   The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 4.50% to 6.00% during the fiscal year ended October 31, 1998. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 5. Dividends             On May 17, 1999 and June
And Distributions             10, 1999 the Board of
                              Directors of the Fund declared distributions from
ordinary income of $.06 per common share payable on June 11, 1999 and July 16, 1999 to shareholders of record on May 28, 1999 and June 30, 1999, respectively.

   Subsequent to April 30, 1999, dividends and distributions declared and paid on Preferred Stock totaled approximately $3,707,055 for the nine outstanding preferred share series in the aggregate through June 11, 1999.

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended                        Years Ended October 31,
                                                       April 30,      -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         1999*          1998*          1997*          1996*          1995*
                                                      -----------     ----------     ----------     ----------     ----------
Net asset value per common share, beginning of
  period..........................................    $     7.33      $     8.85     $     9.93     $     9.36     $     8.82
                                                      -----------     ----------     ----------     ----------     ----------
Net investment income.............................           .34             .82            .87            .87            .93
Net realized and unrealized gain (loss) on
  investments and foreign currencies..............           .34           (1.45)          (.96)          1.13           1.16
                                                      -----------     ----------     ----------     ----------     ----------
  Total from investment operations................           .68            (.63)          (.09)          2.00           2.09
                                                      -----------     ----------     ----------     ----------     ----------
Dividends from net investment income to preferred
  shareholders....................................          (.04)           (.17)          (.17)          (.14)          (.17)
Dividends from net investment income to common
  shareholders....................................          (.30)           (.51)          (.82)          (.83)          (.83)
Dividends in excess of net investment income to
  common shareholders.............................          (.06)             --             --             --             --
Distributions from net capital and currency gains
  to preferred shareholders.......................          (.02)             --             --           (.02)          (.01)
Distributions from net capital and currency gains
  to common shareholders..........................            --            (.21)            --           (.03)          (.15)
                                                      -----------     ----------     ----------     ----------     ----------
  Total dividends and distributions...............          (.42)           (.89)          (.99)         (1.02)         (1.16)
                                                      -----------     ----------     ----------     ----------     ----------
Capital charge in respect to issuance of shares...          (.61)             --             --           (.41)          (.39)
                                                      -----------     ----------     ----------     ----------     ----------
Net asset value per common share, end of period...    $     6.98      $     7.33     $     8.85     $     9.93     $     9.36
                                                      -----------     ----------     ----------     ----------     ----------
                                                      -----------     ----------     ----------     ----------     ----------
Market price per common share, end of period......    $    6.688      $    5.625     $    8.125     $     8.94     $     9.31
                                                      -----------     ----------     ----------     ----------     ----------
                                                      -----------     ----------     ----------     ----------     ----------
TOTAL INVESTMENT RETURN BASED OND:
Market value......................................         26.03 %        (23.19)%         (.42)%         5.59%          8.78%
Net asset value...................................           .94 %         (8.10)%        (2.37)%        16.73%         18.54%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD........................................          1.25 %**        1.47%          1.25%          1.29%          1.47%
Net investment income before preferred stock
  dividends.......................................         10.04 %**       10.72%          9.17%          9.16%         10.83%
Preferred stock dividends.........................          1.21 %**        2.21%          1.78%          1.45%          1.87%
Net investment income available to common
  shareholders....................................          8.83 %**        8.51%          7.39%          7.71%          8.96%
Portfolio turnover rate...........................            45 %            61%            85%            63%            50%
Net assets of common shareholders, end of period
  (000 omitted)...................................    $1,861,936      $1,428,142     $1,723,025     $1,931,894     $1,452,205
Average net assets of common shareholders (000
  omitted)........................................    $1,803,093      $1,485,690     $1,848,378     $1,627,916     $1,201,383
Senior securities (preferred stock) outstanding
  (000 omitted)...................................    $  600,000      $  600,000     $  600,000     $  600,000     $  475,000
Asset coverage of preferred stock at period-end...           411 %           338%           387%           422%           406%
PER SHARE OPERATING PERFORMANCE:                       1994
                                                    ----------
Net asset value per common share, beginning of
  period..........................................  $    10.09
                                                    ----------
Net investment income.............................        1.01
Net realized and unrealized gain (loss) on
  investments and foreign currencies..............       (1.03)
                                                    ----------
  Total from investment operations................        (.02)
                                                    ----------
Dividends from net investment income to preferred
  shareholders....................................        (.12)
Dividends from net investment income to common
  shareholders....................................        (.84)
Dividends in excess of net investment income to
  common shareholders.............................          --
Distributions from net capital and currency gains
  to preferred shareholders.......................        (.01)
Distributions from net capital and currency gains
  to common shareholders..........................        (.17)
                                                    ----------
  Total dividends and distributions...............       (1.14)
                                                    ----------
Capital charge in respect to issuance of shares...        (.11)
                                                    ----------
Net asset value per common share, end of period...  $     8.82
                                                    ----------
                                                    ----------
Market price per common share, end of period......  $     9.56
                                                    ----------
                                                    ----------
TOTAL INVESTMENT RETURN BASED OND:
Market value......................................        3.32%
Net asset value...................................       (3.19)%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD........................................        1.41%
Net investment income before preferred stock
  dividends.......................................       10.68%
Preferred stock dividends.........................        1.20%
Net investment income available to common
  shareholders....................................        9.48%
Portfolio turnover rate...........................          34%
Net assets of common shareholders, end of period
  (000 omitted)...................................  $1,088,631
Average net assets of common shareholders (000
  omitted)........................................  $1,174,394
Senior securities (preferred stock) outstanding
  (000 omitted)...................................  $  400,000
Asset coverage of preferred stock at period-end...         372%

---------------
     * Calculated based upon weighted average shares outstanding during the period.
    ** Annualized.
     D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
    DD Includes expenses of both preferred and common stock.
 Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are .94%, 1.05%, .95%, .94%, 1.05% and 1.05%, respectively.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See Notes to Financial Statements.
                                       20

                         Supplemental Proxy Information

   The Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the 'Fund') was held on March 26, 1999 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)      To elect the following five Directors to serve as Class
         II Directors for a three-year term expiring in 2002:
         - Rt. Hon. Malcolm Fraser
         - Harry A. Jacobs, Jr.
         - Howard A. Knight
         - Peter D. Sacks
         - Brian M. Sherman
(1b) To elect the following director to serve as Class I director for a two-year term expiring in 2001:
         - Dr. Anton E. Schrafl

         Directors whose term of office continued beyond this meeting are as follows: Anthony E. Aaronson, Sir Roden Cutler,
         David Lindsay Elsum, Laurence S. Freedman, Michael R.
         Horsburgh, David Manor, Neville J. Miles, William
         J. Potter, John T. Sheehy and Marvin Yontef.

(3) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998.

The results of the proxy solicitation on the above matters were as follows:

            Director/Auditor           Votes for      Votes against     Votes withheld     Abstentions
       ---------------------------    -----------     -------------     --------------     ------------
(1)    Rt. Hon. Malcolm Fraser        199,079,015         --              14,065,729           --
       Harry A. Jacobs, Jr.           199,378,110         --              13,766,634           --
       Howard A. Knight               199,087,330         --              14,057,414           --
       Peter D. Sacks                 199,084,972         --              14,059,772           --
       Brian M. Sherman               199,471,337         --              13,673,407           --
(1b)   Dr. Anton E. Schrafl           199,033,743         --              14,111,000           --
(3)    PricewaterhouseCoopers LLP     208,110,340       3,065,544            --              1,968,859

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
David Manor
Neville J. Miles
William J. Potter
Peter D. Sacks
Dr. Anton E. Schrafl
John T. Sheehy
Brian M. Sherman
Marvin Yontef

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

The accompanying financial statements as of April 30, 1999 were not audited and accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Prime Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
                                       22
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            Investment Manager
            EquitiLink International Management Limited
            P.O. Box 578, 17 Bond Street
            St. Helier, Jersey, JE4 5XB Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Auction Agent
            The Chase Manhattan Bank
            450 West 33rd Street
            New York, New York 10001

            Independent Accountants
            PricewaterhouseCoopers LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1775 Eye Street N.W.
            Washington, D.C. 20006-2401

            Stikeman, Elliot
            Level 40, Chifley Tower
            2 Chifley Square
            Sydney, NSW 2000, Australia

                               Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                  for information call toll-free (800) 362-3277
                              collect (973) 367-7403
                   or for information regarding net asset value
                                  (800) 451-6788

        The common shares of The First Australia Prime Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol 'FAX'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:
                                    1-800-323-9995
      318653102